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                                   Exhibit 6.1
                            Employment Agreements (3)

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

                              EMPLOYMENT AGREEMENT

This Employment Agreement (the "Agreement") is entered into effective this day of June, 1999, by and between Reliant Interactive Media Corp. (the "Employer"), and Kevin Harrington (the "Employee").

                                    PREMISES

       a) Employee possesses expertise, experience and skill in the development and marketing of products via electronic and other multi-media means.

       b) Employee  has   demonstrated  the  ability to run,  manage and build a
       development stage business.

       c) Employer desires to employ Employee to serve as its Chief Executive Officer to run, manage and build its business.

       d) Employee desires to perform all of such services as Employer's employee and both parties want to enter into a written agreement as to their understanding of the employment relationship.

                                    AGREEMENT

       For and in Consideration of the mutual covenants contained herein and of the mutual benefits to be derived hereunder, the parties agree as follows:

       1. Definitions. Whenever used in this Agreement, the following terms shall have the meanings set forth below:

          (a) "Accrued Benefits" shall mean the amount payable not later than ten (10) days following an applicable Termination Date and which shall be equal to the sum of the following amounts:

                (i) All salary earned or accrued through the Termination Date;

                (ii) Reimbursement for any and all monies advanced in connection with Employee's employment for reasonable and necessary expenses incurred by Employee and approved by the Employer through the Termination Date; and

                (iii) All other payments and benefits to which Employee may be entitled under the terms of any benefit plan of the Employer.

           (b) "Board" shall mean the board of directors of the Employer.

           (c) "Cause" shall mean any of the following:

                (i) The engagement by Employee in fraudulent conduct, which has a significant adverse impact on the Employer in the conduct of the Employer's business;

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Kevin Harrington ("Employee").
June 1999  Page 2


                (ii) Conviction of a felony involving a crime against the Employer, as evidenced by a binding and final judgment, order or decree of a court of competent jurisdiction.

                (iii) Gross negligence or refusal by Employee to perform his duties or responsibilities; or

           (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

           (e) "Confidential Information" means information (i) disclosed to or actually known by Employee as a consequence of or through his/her employment with the Employer, (ii) not generally known outside the Employer, and (iii) which relates to the Employer's business. Confidential Information includes, but is not limited to, information of a technical nature, such as methods and materials, trade secrets, inventions, processes, formulas, systems, computer programs, and studies, and information of a business nature such as project plans, market information, costs, customer lists, and so forth.

           (f) "Disability" shall mean a physical or mental condition whereby Employee is unable to perform on a full-time basis his customary duties under this Agreement.

           (g) "Developments" means all Inventions (defined hereafter), computer programs, copyright works, mask works, trademarks, Confidential Information, Works of Authorship (defined hereafter), and other Intellectual Property (defined hereafter), made, conceived or authored by Employee, alone or jointly with others, while employed by the Employer; whether or not during normal business hours or on the Employer's premises, that are within the present scope of the Employer's business at the time such Developments are made, conceived, or authored, or which result from or are suggested by any work Employee or others may do for or on behalf of the Employer.

           (h) "Employer" means Reliant Interactive Media Corp. and its subsidiaries, divisions and affiliates as well as majority owned companies of such subsidiaries, divisions and affiliates, or their successors or assigns.

           (i) "Invention" means discoveries, concepts, and ideas, whether or not patentable or copyrightable, including but not limited to improvements, know-how, data, processes, methods, formulae, and techniques, as well as improvements thereof, or know-how related thereto, concerning any present or prospective activities of the Employer which Employee makes, discovers or conceives (whether or not during the hours of his engagement of with the use of the Employer's facilities, materials or

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Kevin Harrington ("Employee").
June 1999  Page 3

      personnel), either solely or jointly with others during his engagement by the Employer or any affiliate and, if based on or related or Proprietary Information, at any time after termination of such engagement.

           (j) "Intellectual Property" means Inventions, Confidential Information, Works of Authorship, patent rights, trademark rights, service mark rights, copyrights, know-how, Developments and rights of like nature arising or subsisting anywhere in the world, in relation to all of the foregoing, whether registered or unregistered.

           (k)  "Notice  of  Termination"  shall mean the  notice  described  in
      Section 13 hereof.

           (l) "Person" shall mean any individual, partnership, joint venture, association, trust, corporation or other entity, other than an employee benefit plan of the Employer of an entity organized, appointed of established pursuant to the terms of any such benefit plan.

           (m)  "Proprietary  Information"  shall  mean  any  and  all  methods, inventions, improvements or discoveries, whether or not patentable or copyrightable, and any other information of a similar nature related to the business of the Employer disclosed to the Employee or otherwise made known to him as a consequence of or through his engagement by the Employer (including information originated by Employee) in any technological area previously developed by the Employer or developed, engaged in, or researched, by the Employer during the term of Employee's engagement, including, but not limited to, trade secrets, processes, products, formulae, apparatus, techniques, know-how, marketing plans, data, improvements, strategies, forecasts, customer lists, and technical requirements of customers, unless such information is in the public domain to such an extent as to be readily available to competitors.

           (n) "Termination  Date" shall mean,  except as otherwise  provided in
      Section 12 hereof.

                (i)   Employee's date of death;

                (ii) Thirty (30) days after the delivery of the Notice of Termination if Employee's employment on account of Disability pursuant to
      Section 16 hereof, unless Employee returns on a full-time basis to the performance of his duties prior to the expiration of such period;

                (iii) Thirty (30) days  after  the  delivery  of  the  Notice of
      Termination   if   Employee's   employment   is   terminated  by  Employee
      voluntarily; and

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Kevin Harrington ("Employee").
June 1999  Page 4


                (iv) Thirty (30) days after the delivery of the Notice of Termination if Employee's employment is terminated by the Employer for any reason other than death or Disability.

           (o) "Termination Payment" shall mean the payment described in Section 14 hereof.

           (p) "Works of Authorship" means an expression fixed in a tangible medium of expression regardless of the need for a machine to make the expression manifest, and includes but is not limited to, writings, reports, drawings, sculptures, illustrations, video recordings, audio recordings, computer programs, and charts.

      2. Employment. Employer hereby employs Employee to perform those duties generally described in this Agreement, and Employee hereby accepts and agrees to such employment on the terms and conditions hereinafter set forth.

      3. Term. Subject to the terms and conditions of this Agreement, the term of this Agreement shall commence retroactively from December 1, 1998, and end on December 1, 2003.

      4. Duties. During the term of this Agreement, Employee shall be employed by Employer as its Chief Executive Officer. In addition to the office of Chief Executive Officer, Employee agrees to serve in such other office or position with Employer or any subsidiary of Employer and as such shall, from time to time, be determined by Employer's Board. Employee agrees to serve as a member of the Employer's Board as Chairman of its Board. Employee shall devote substantially all of his working time and efforts to the business of Employer and its subsidiaries and shall not during the term of this Agreement be engaged in any other substantial business activities which will significantly interfere or conflict with the reasonable performance of his duties hereunder.

      5. Compensation.

           (a) Salary. For all services rendered by Employee, Employer shall pay to Employee a base salary of $120,000 for the first year, and the base salary shall increase by $12,000 per year for each of the remaining four years of this Agreement, payable in bi-monthly installments. Employee shall also be due a base salary from the time of the inception of employment by Employer of the Employee to the date of this Agreement equal to the rate of compensation as defined for the first year of this Agreement. If Employer's financial constraints so dictate, Employee agrees to defer a portion of the salary contained in this Section. This deferred base salary along with any deferred base salary earned prior to the date of this Agreement shall be paid to Employee at such time or times as

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Kevin Harrington ("Employee").
June 1999  Page 5

      financial constraints so dictate. All salary payments shall be subject to withholding and other applicable taxes. The rate of salary may be increased at any time, as the Board may determine, based on earnings, increased activities of the Employer, or such other factors as the Board may deem appropriate from time to time. Employee shall receive bonus or incentive compensation as approved by the Board.

           (b) Incentive Compensation. In the event that Employer achieves "ADJUSTED GROSS REVENUES" annually in excess of $10,000,000 Employee shall receive additional compensation equal to 9/10 of 1% of "ADJUSTED GROSS REVENUES". This Incentive compensation shall be paid on a quarterly basis within thirty days of the end of the calendar quarter based on the preceding calendar quarter's "ADJUSTED GROSS REVENUES". "GROSS" and "ADJUSTED GROSS REVENUES" are defined as follows: "GROSS REVENUES" shall mean all income of Employerfrom all sources exclusive of sales taxes, use taxes, value added taxes, and any other taxes imposed upon sales of products. "ADJUSTED GROSS REVENUES" shall mean Employer's Gross Revenues from sales of the Products, less all of the following:

           (i) refunds, credits or other allowances on account of return or rejection of goods or otherwise granted in the ordinary course of business, as actually incurred and as reserved for ("Returns");

           (ii) uncollectible accounts due to credit card charge backs, bad checks or other reasons of uncollectability, as actually incurred and as reserved for ("Uncollectibles"); and

           (iii) sales made at or below Reliant's cost of goods for purposes of liquidation or closeout ("Liquidation Sales").

           (c) Insurance Benefits. Employer shall provide health and medical insurance for Employee in a form and program to be chosen by Employer for certain of its full-time employees. Employer shall provide Employee with directors and officers liability insurance in the amount of $2,000,000 and life and disability insurance in amounts approved by the Board.

           (d) Other Benefits. Employee shall be entitled to participate in any retirement, pension, profit-sharing, or other plan as may be put in effect from time to time by the Board, including the following:

           (i) Qualified Stock Option Plan. Pursuant to a Qualified Stock Option Plan authorized by the Board and approved by the Shareholders of Employer, Employee shall have the option to purchase up to 60,000 shares of Employer's stock in six months at $2.50 per share, in 12 months at $4.00 per share, in eighteen months at $6.00 per share and in twenty-four months at $7.50 per share;

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Kevin Harrington ("Employee").
June 1999  Page 6


           (ii) Revenue Performance Bonuses. Employee shall be issued 100,000 shares of Employer's stock for each $10,000,000 in gross revenues (in accordance with SEC Reg SX accounting rules) received by Employer with a maximum of 3,000,000 shares to be issued; and

           (iii) Stock Performance Options. Employee shall have the option to purchase stock of Employer at $7.50 per share as follows: up to 144,000 shares if the public trading price close at a minimum of $15 per share for five consecutive days; up to an additional 144,000 shares should the public trading price close at a minimum of $20 per share for five consecutive days; and up to an additional 192,000 shares if the public trading price should close at a minimum of $25 for five consecutive days.

           (e) Automobile / Transportation. Employer shall pay for Employees monthly automobile payment, not to exceed $1,000 per month, including applicable insurance.

      6. Expenses. Employer will reimburse Employee for expenses incurred in connection with Employer's business, including expenses for travel, lodging, meals, beverages, entertainment, and other items of Employee's periodic presentation of an account of such expenses. Employer shall reimburse Employee for the following expenses whether incurred or to be incurred on behalf of
Employer:

           (a) Reimbursement for Legal Expenses Incurred by Employee. To date, Employee has paid and/or incurred legal fees in the amount of $50,000 for services rendered in connection with the operation of Reliant Interactive Media Corp. Employer hereby agrees to either release Employee from any further obligation or reimburse Employee for all such expenses on or before December 1, 1999.

           (b) Reimbursement for Accounting Expenses Incurred by Employee. To date Employee has paid and/or incurred accounting fees in the amount of $20,000 for services rendered in connection with the operation of Reliant Interactive Media Corp. Employer hereby agrees to either release Employee from any further obligations or reimburse Employee of such expenses on or before December 1, 1999.

           (c) Assumption of Loan. Employer agrees to assume all financial obligations to the loans in the approximate aggregate amounts of $300,000, now held in the name of Kevin Harrington and as shown in detail on the attache Schedule A. Employer shall sign and execute all necessary documents of assumption as required by the banks on or before June 30, 1999.

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Kevin Harrington ("Employee").
June 1999  Page 7


      7. Working Facilities. Employer shall provide to Employee offices and facilities appropriate to Employee's position and suitable for the performance of Employee's duties as set forth in this Agreement.

      8. Nondisclosure of Proprietary and Confidential Information. Recognizing that the Employer is presently engaged, and may hereafter continue to be engaged in the research and development of processes, the manufacturing of products or performance of services, which involve experimental and inventive work and that the success of the Employer's business depends upon the protection of the processes, products and services by patent, copyright or by secrecy and that Employee has had, or during the course of his engagement may have, access to Proprietary and Confidential Information, as herein defined, of the Employer or other information and data of a secret or proprietary nature of the Employer which the Employer wishes to keep confidential and Employee has furnished, or during the course of his engagement may furnish, such information to the Employer, Employee agrees and acknowledges that:

           (a) The Employer has exclusive property rights to all Proprietary and Confidential Information and Employee hereby assigns all rights he might otherwise possess in any Proprietary and Confidential Information to the Employer. Except as required in the performance of his duties to the Employer, Employee will not at any time during or after the term of his engagement, which term shall include any time in which Employee may be retained by the Employer as a consultant, directly or indirectly use, communicate, disclose or disseminate any Proprietary or Confidential Information of a secret, proprietary, confidential or generally undisclosed nature relating to the Employer, its products, customers, processes and services, including information relating to testing, research, development, manufacturing, marketing and selling.

           (b) All documents, records, notebooks, notes, memoranda and similar repositories of, or containing, Proprietary and Confidential Information or any other information of a secret, proprietary, confidential or generally undisclosed nature relating to the Employer or its operations and activities made or compiled by Employee at any time or made available to him prior to or during the term of his engagement by the Employer, including any and all copies thereof, shall be the property of the Employer, shall be held by him in trust solely for the benefit of the Employer, and shall be delivered to the Employer by him on the termination of his engagement or at any other time on the request of the Employer.

           (c) Employee will not assert any rights under any inventions, trademarks, copyrights, discoveries, concepts or ideas, or improvements thereof, or know-how related thereto, as having been made or acquired by

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Kevin Harrington ("Employee").
June 1999  Page 8

      him during the term of his engagement if based on or otherwise related to Proprietary or Confidential Information.

      9. Assignment Of Inventions.

           (a) All Inventions shall be the sole property of the Employer, and Employee agrees to perform the provisions of the Section 9 with respect thereto without the payment by the Employer of any royalty or any consideration therefor other than the regular compensation paid to Employee in the capacity of any employee or consultant, with the exception that Employee shall continue to receive royalties from sales of the Cobee Dual- Flame Lighter, as per the previously contracted agreement.

           (b) Employee shall apply, at the Employer's request and expense,  for
      United  States  and  foreign  letters  patent  or  copyrights   either  in
      Employee's name or otherwise an the Employer shall desire.

           (c) Employee hereby assigns to the Employer all of his rights to such Inventions, and to applications for United States and/or foreign letters patent or copyrights and to United States and/or foreign letter patent or copyrights granted upon such Inventions.

           (d) Employee shall acknowledge and deliver promptly to the Employer, without charge to the Employer, but at its expense, such written instruments (including applications and assignments) and do such other acts, such as giving testimony in support of Employee's inventorship, as may be necessary in the opinion of the Employer to obtain, maintain, extend, reissue and enforce United States and/or foreign letters patent and copyrights relation to the Inventions and to vest the entire right and title thereto in the Employer of its nominee. Employee acknowledges and agrees that any copyright developed or conceived of, by Employee during the term of his employment which is related to the Business of the Employer shall be a "work for hire" under the copyright law of the United States and other applicable jurisdictions.

           (e) Employee represents that his performance of all the terms of this Agreement and as an employee of or consultant to the Employer does not and will not breach any trust prior to his employment by the Employer. Employee agrees not to enter into any agreement either written or oral in conflict herewith and represents and agrees that he has not brought and will not bring with to the Employer or use in the performance of his responsibilities at the Employer any materials or documents of a former employer which are not generally available to the public, unless he has obtained written authorization from the former employer for their possession and use, a copy of which has been provided to the Employer.

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Kevin Harrington ("Employee").
June 1999  Page 9


           (f) No provisions of the Paragraph shall be deemed to limit the restrictions applicable to Employee under Section 8 and 9.

      10. Shop Rights.

      The Employer shall also have the royalty-free right to use in its business, and to make, use and sell products, processes and/or services derived from any inventions, discoveries, concepts and ideas, whether or not patentable, including but not limited to processes, methods, formulas and techniques, as well as improvements thereof or know-how related thereto, which are not within the scope of Inventions as defined herein but which are conceived of or made by Employee during the period he is engaged by the Employer or with the use or assistance of the Employer's facilities, materials or personnel.

      11. Non-Compete.

      Employee hereby agrees that during the term of this Agreement, that Employee will not:

           (a) Within any jurisdiction or marketing area in the United States in which the Employer or any subsidiary thereof is doing business, own, manage, operate, or control any business of the type and character engaged in and competitive with the Employer or any subsidiary thereof. For purposes of this paragraph, ownership of securities of not in excess of five percent (5%) of any class of securities of a public employer listed on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System (NASDAQ) shall not be considered to be competition with the Employer or any subsidiary thereof;

           (b) Within any jurisdiction or marketing area in the United States in which the Employer or any subsidiary thereof is doing business, act as, or become employed as an officer, director, employee, consultant or agent of any business of the type and character engaged in and competitive with the Employer or any of its subsidiaries;

           (c) Solicit any similar business to that of the Employer's for, or sell any products that are in competition with the Employer's products to which is, as of the date hereof, a customer or client of the Employer or any of its subsidiaries, or was such a customer or client thereof within two years prior to the date of this Agreement; or

           (d) For up to six months following the termination of this Agreement solicit the employment of, or hire, any full time employee employed by the Employer or its subsidiaries as of the date of termination of this Agreement.

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Kevin Harrington ("Employee").
June 1999  Page 10


      12. Termination. Employer may not terminate this Agreement during its term without Cause as defined herein. If this Agreement is terminated without Cause, Employee shall be entitled to the Termination Payments set forth in Section 14 hereof. Any termination by Employer of Employee of Employee's employment during the term hereof shall be communicated by written Notice of Termination to Employee, if such Notice of Termination is delivered by the Employer, and to the Employee, if such Notice of Termination is delivered by Employee, all in accordance with the following procedures:

           (a) The Notice of termination shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances alleged to provide a basis for termination;

           (b) Any Notice of Termination by the Employer shall be approved by a resolution duly adopted by a majority of the members of the Employer;

           (c) If Employee shall provide the president or chief executive officer with a Notice of Termination at least 30 days prior to leaving the employment of the Employer. Upon the end of the thirty days, all compensation provisions of this Agreement shall cease.

      13. Termination Upon Transfer of Business. Notwithstanding any provision this Agreement to the contrary, Employee may terminate this Agreement upon the happening of any of the following events: (a) the sale by Employer of substantially all of its assets to a single purchaser or to a group of associated purchasers; (b) the sale, exchange, or other disposition to a single entity or group of entities under common control in one transaction or series of related transactions of greater than 50% of the outstanding shares of Employer's common stock; (c) the decision by Employer to terminate its business and liquidate its assets; or (d) the merger or consolidation of Employer in a transaction in which the shareholders of the Employer immediately prior to such merger or consolidation receive less than 50% of the outstanding voting shares of the new or continuing corporation. In the event Employee does not elect to terminate this Agreement upon the happening of any of the events noted above, and as a result of such event, Employer is not the surviving entity, then the provisions of this Agreement shall inure to the benefit of and be binding upon the surviving or resulting entity. If as a result of the merger, consolidation, transfer of assets, or other event listed above, the duties of Employee are increased, then the compensation of Employee provided for in paragraph 5 of this Agreement shall be reasonably adjusted upward for the additional duties and responsibilities assumed.

      14. Termination Payments. In the event the Employee's employment is terminated by the Employer during the term hereof for reasons other than Cause, as defined herein, Employee shall be paid any sums owed under this Agreement,

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Kevin Harrington ("Employee").
June 1999  Page 11


including but not limited to any salary, any deferred compensation, accrued benefits, bonuses and options, and for any potential actions for breach of this Agreement by Employer. Other than any payments set forth in this Section 14, Employment shall be entitled to no further compensation nor any other payments after termination. Employee shall receive no further payments if terminated for Cause other than Accrued Benefits.

      15. Death During Employment. If Employee dies during the term of this Agreement, Employer shall have no further obligations to pay Employee other than any Accrued Benefits.

      16. Illness or Incapacity. If Employee is unable to perform Employee's services by reason of illness or incapacity for a period of more than two (2) consecutive months, the compensation thereafter payable to Employee during the next two (2) consecutive months shall be 50% of the compensation provided for herein. During such period of illness or incapacity, Employee shall be entitles to receive incentive compensation if any. Notwithstanding the foregoing, if such illness or incapacity does not cease to exist within a four (4) consecutive month period, Employee shall not be entitled to receive any further compensation nor any payments for such illness or incapacity, and Employer may terminate this Agreement without further liability to Employee. Any existing options to purchase Employer's common stock held by Employee at the time termination shall be governed by the terms of the option and not affected by this provision. At the termination of such illness or incapacity, Employee shall be entitled to receive Employee's full compensation payable pursuant to the terms of this Agreement.

      17. Nontransferability. Neither Employee, Employee's spouse, Employee's designated contingent beneficiary, nor their estates shall have any right to anticipate, encumber, or dispose of any payment due under this Agreement. Such payments and other rights are expressly declared nonassignable and nontransferable except as specifically provided herein.

      18. Indemnification. Employer shall indemnify Employee and hold Employee harmless from liability for acts or decisions made by Employee while performing services for Employer to the greatest extent permitted by applicable law. Employer shall use its best efforts to obtain coverage for Employee under any insurance policy now in force or hereafter obtained during the term of this Agreement insuring officers and directors of Employer against such liability.

      19. Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party.

      20. Entire Agreement. This Agreement is and shall be considered to be the only agreement or understanding between the parties hereto with respect to the employment of employee by employer. All negotiations, commitments, and

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Kevin Harrington ("Employee").
June 1999  Page 12


understandings acceptable to both parties have been incorporated herein. No letter, telegram, or communication passing between the parties hereto covering any matter during this contract period, or any plans or periods thereafter, shall be deemed a part of this Agreement; nor shall it have the effect of modifying or adding to this Agreement unless it is distinctly stated in such letter, telegram, or communication that is to constitute a part of this Agreement and is attached as an amendment to this Agreement and is signed by the parties to this Agreement.

      21. Enforcement. Each of the parties to this Agreement shall be entitled to any remedies available in equity or by statute with respect to the breach of the terms of this Agreement by the other party. Employee hereby specifically acknowledges and agrees that a breach of the agreements, covenants and conditions of this Agreement will cause irreparable harm and damage to the Employer, that the remedy at law, for the breach or threatened breach of this Agreement will be adequate, and that, in addition to all other remedies available to the Employer for such breach or threatened breach (including, without limitation, the right to recover damages), the Company shall be entitled to injunctive relief for any breach or threatened breach of this Agreement.

      22. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada.

      23. Severability. If and to the extent that any court of competent jurisdiction holds any provision or any part thereof of this Agreement to be invalid or unenforceable, such holding shall in no way affect the validity of the remainder of this Agreement.

      24. Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach hereof shall constitute a waiver of any such breach or of any covenant, agreement, term, or condition.

      25. Litigation Expenses. In the event that it shall be necessary or desirable for the Employee or Employer to retain legal counsel and/or incur other costs and expenses in connection with the enforcement of any or all of the provisions of this Agreement, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees, costs, and expenses incurred by the prevailing party in connection with the enforcement of this Agreement. Payment shall be made upon the conclusion of such action.

      26. Survivability. The provisions of Section 8, 9, 10, 11 and 12 shall survive termination of this Agreement.


           AGREED AND ENTERED INTO as of the date first above written.

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Kevin Harrington ("Employee").
June 1999  Page 13


EMPLOYER:                               EMPLOYEE:
Reliant Interactive Media Corp.



By: /s/                                 By: /s/
----------------------------------      --------------------------------
      Duly Authorized Officer                 Kevin Harrington

                              EMPLOYMENT AGREEMENT

This  Employment  Agreement  (the  "Agreement")  is entered into  effective this day of June, 1999, by and between Reliant Interactive Media Corp. (the "Employer"), and Tim Harrington(the "Employee").

                                    PREMISES

           a)  Employee  possesses  expertise,   experience  and  skill  in  the
           development and marketing of products via electronic and other multi-media means.

           b) Employee has demonstrated the ability to run, manage and build a development stage business.

           c) Employer desires to employ Employee to serve as its President and Chief Operating Officer to run, manage and build its business.

           d) Employee desires to perform all of such services as Employer's employee and both parties want to enter into a written agreement as to their understanding of the employment relationship.

                                    AGREEMENT

      For and in Consideration of the mutual covenants contained herein and of the mutual benefits to be derived hereunder, the parties agree as follows:

      1. Definitions. Whenever used in this Agreement, the following terms shall have the meanings set forth below:

           (a) "Accrued Benefits" shall mean the amount payable not later than ten (10) days following an applicable Termination Date and which shall be equal to the sum of the following amounts:

                (i)  All salary earned or accrued through the Termination Date;

                (ii) Reimbursement for any and all monies advanced in connection with Employee's employment for reasonable and necessary expenses incurred by Employee and approved by the Employer through the Termination Date; and

                (iii) All other payments and benefits to which Employee may be entitled under the terms of any benefit plan of the Employer.

           (b) "Board" shall mean the board of directors of the Employer.

           (c) "Cause" shall mean any of the following:

                (i) The engagement by Employee in fraudulent conduct, which has a significant adverse impact on the Employer in the conduct of the Employer's business;

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Tim Harrington ("Employee").
June 1999  Page 2


                (ii) Conviction of a felony involving a crime against the Employer, as evidenced by a binding and final judgment, order or decree of a court of competent jurisdiction.

                (iii) Gross negligence or refusal by Employee to perform his duties or responsibilities; or

           (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

           (e) "Confidential Information" means information (i) disclosed to or actually known by Employee as a consequence of or through his/her employment with the Employer, (ii) not generally known outside the Employer, and (iii) which relates to the Employer's business. Confidential Information includes, but is not limited to, information of a technical nature, such as methods and materials, trade secrets, inventions, processes, formulas, systems, computer programs, and studies, and information of a business nature such as project plans, market information, costs, customer lists, and so forth.

           (f) "Disability" shall mean a physical or mental condition whereby Employee is unable to perform on a full-time basis his customary duties under this Agreement.

           (g) "Developments" means all Inventions (defined hereafter), computer programs, copyright works, mask works, trademarks, Confidential Information, Works of Authorship (defined hereafter), and other Intellectual Property (defined hereafter), made, conceived or authored by Employee, alone or jointly with others, while employed by the Employer; whether or not during normal business hours or on the Employer's premises, that are within the present scope of the Employer's business at the time such Developments are made, conceived, or authored, or which result from or are suggested by any work Employee or others may do for or on behalf of the Employer.

           (h) "Employer" means Reliant Interactive Media Corp. and its subsidiaries, divisions and affiliates as well as majority owned companies of such subsidiaries, divisions and affiliates, or their successors or assigns.

           (i) "Invention" means discoveries, concepts, and ideas, whether or not patentable or copyrightable, including but not limited to improvements, know-how, data, processes, methods, formulae, and techniques, as well as improvements thereof, or know-how related thereto, concerning any present or prospective activities of the Employer which Employee makes, discovers or conceives (whether or not during the hours of his engagement of with the use of the Employer's facilities, materials or

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Tim Harrington ("Employee").
June 1999  Page 3


      personnel), either solely or jointly with others during his engagement by the Employer or any affiliate and, if based on or related or Proprietary Information, at any time after termination of such engagement.

           (j) "Intellectual Property" means Inventions, Confidential Information, Works of Authorship, patent rights, trademark rights, service mark rights, copyrights, know-how, Developments and rights of like nature arising or subsisting anywhere in the world, in relation to all of the foregoing, whether registered or unregistered.

           (k)  "Notice  of  Termination"  shall mean the  notice  described  in
      Section 13 hereof.

           (l) "Person" shall mean any individual, partnership, joint venture, association, trust, corporation or other entity, other than an employee benefit plan of the Employer of an entity organized, appointed of established pursuant to the terms of any such benefit plan.

           (m)  "Proprietary  Information"  shall  mean  any  and  all  methods, inventions, improvements or discoveries, whether or not patentable or copyrightable, and any other information of a similar nature related to the business of the Employer disclosed to the Employee or otherwise made known to him as a consequence of or through his engagement by the Employer (including information originated by Employee) in any technological area previously developed by the Employer or developed, engaged in, or researched, by the Employer during the term of Employee's engagement, including, but not limited to, trade secrets, processes, products, formulae, apparatus, techniques, know-how, marketing plans, data, improvements, strategies, forecasts, customer lists, and technical requirements of customers, unless such information is in the public domain to such an extent as to be readily available to competitors.

           (n) "Termination  Date" shall mean,  except as otherwise  provided in
      Section 12 hereof.

                (i)   Employee's date of death;

                (ii)  Thirty  (30) days  after  the  delivery  of the  Notice of
           Termination if Employee's employment on account of Disability pursuant to Section 16 hereof, unless Employee returns on a full-time basis to the performance of his duties prior to the expiration of such period;

                (iii) Thirty (30) days after the delivery of the Notice of Termination if Employee's employment is terminated by Employee voluntarily; and

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Tim Harrington ("Employee").
June 1999  Page 4


                (iv) Thirty (30) days after the delivery of the Notice of Termination if Employee's employment is terminated by the Employer for any reason other than death or Disability.

           (o) "Termination Payment" shall mean the payment described in Section 14 hereof.

           (p) "Works of Authorship" means an expression fixed in a tangible medium of expression regardless of the need for a machine to make the expression manifest, and includes but is not limited to, writings, reports, drawings, sculptures, illustrations, video recordings, audio recordings, computer programs, and charts.

      2. Employment. Employer hereby employs Employee to perform those duties generally described in this Agreement, and Employee hereby accepts and agrees to such employment on the terms and conditions hereinafter set forth.

      3. Term. Subject to the terms and conditions of this Agreement, the term of this Agreement shall commence retroactively from December 1, 1998, and end on December 1, 2003.

      4. Duties. During the term of this Agreement, Employee shall be employed by Employer as its President and Chief Operating Officer. In addition to the office of President and Chief Operating Officer, Employee agrees to serve in such other office or position with Employer or any subsidiary of Employer and as such shall, from time to time, be determined by Employer's Board. Employee agrees to serve as a member of the Employer's Board. Employee shall devote substantially all of his working time and efforts to the business of Employer and its subsidiaries and shall not during the term of this Agreement be engaged in any other substantial business activities which will significantly interfere or conflict with the reasonable performance of his duties hereunder.

      5. Compensation.

           (a) Salary. For all services rendered by Employee, Employer shall pay to Employee a base salary of $96,000 for the first year and the base salary shall increase by $12,000 per year for each of the remaining four years of this Agreement payable in bi-monthly installments. Employee shall also be due a base salary from the time of the inception of employment by Employer of the Employee to the date of this Agreement equal to the rate of compensation as defined for the first year of this Agreement. If Employer's financial constraints so dictate, Employee agrees to defer a portion of the salary contained in this Section. This deferred base salary along with any deferred base salary earned prior to the date of this Agreement shall be paid to Employee at such time or times as financial

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Tim Harrington ("Employee").
June 1999  Page 5


      constraints so dictate. All salary payments shall be subject to withholding and other applicable taxes. The rate of salary may be increased at any time, as the Board may determine, based on earnings, increased activities of the Employer, or such other factors as the Board may deem appropriate from time to time. Employee shall receive bonus or incentive compensation as approved by the Board.

           (b) Incentive Compensation. In the event that Employer achieves "ADJUSTED GROSS REVENUES" annually in excess of $10,000,000 Employee shall receive additional compensation equal to 6/10 of 1% of "ADJUSTED GROSS REVENUES". This Incentive compensation shall be paid on a quarterly basis within thirty days of the end of the calendar quarter based on the preceding calendar quarter's "ADJUSTED GROSS REVENUES". "GROSS" and "ADJUSTED GROSS REVENUES" are defined as follows: "GROSS REVENUES" shall mean all income of Employer from all sources exclusive of sales taxes, use taxes, value added taxes, and any other taxes imposed upon sales of products. "ADJUSTED GROSS REVENUES" shall mean Employer's Gross Revenues from sales of the products, less all of the following:

           (i) refunds, credits or other allowances on account of return or rejection of goods or otherwise granted in the ordinary course of business, as actually incurred and as reserved for ("Returns");

           (ii) uncollectible accounts due to credit card charge backs, bad checks or other reasons of uncollectability, as actually incurred and as reserved for ("Uncollectibles"); and

           (iii) sales made at or below Reliant's cost of goods for purposes of liquidation or closeout ("Liquidation Sales").

           (c) Insurance Benefits. Employer shall provide health and medical insurance for Employee in a form and program to be chosen by Employer for certain of its full-time employees. Employer shall provide Employee with directors and officers liability insurance in the amount of $2,000,000 and life and disability insurance in amounts approved by the Board.

           (d) Other Benefits. Employee shall be entitled to participate in any retirement, pension, profit-sharing, or other plan as may be put in effect from time to time by the Board, including the following:

           (i) Qualified Stock Option Plan. Pursuant to a Qualified Stock Option Plan authorized by the Board and approved by the Shareholders of Employer, Employee shall have the option to purchase up to 40,000 shares of Employer's stock in six months at $2.50 per share, in 12 months at $4.00 per share, in eighteen months at $6.00 per share and in twenty-four months at $7.50 per share;

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Tim Harrington ("Employee").
June 1999  Page 6


           (ii) Revenue Performance Bonuses. Employee shall be issued 100,000 shares of Employer's stock for each $10,000,000 in gross revenues (in accordance with SEC Reg SX accounting rules) received by Employer with a maximum of 2,000,000 shares to be issued; and

           (iii) Stock Performance Options. Employee shall have the option to purchase stock of Employer at $7.50 per share as follows: up to 100,000 shares if the public trading price close at a minimum of $15 per share for five consecutive days; up to an additional 100,000 shares should the public trading price close at a minimum of $20 per share for five consecutive days; and up to an additional 120,000 shares if the public trading price should close at a minimum of $25 for five consecutive days.

           (e) Automobile / Transportation. Employer shall pay for Employees monthly automobile payment, not to exceed $750 per month, including applicable insurance.

      6. Expenses. Employer will reimburse Employee for expenses incurred in connection with Employer's business, including expenses for travel, lodging, meals, beverages, entertainment, and other items of Employee's periodic presentation of an account of such expenses.

      7. Working Facilities. Employer shall provide to Employee offices and facilities appropriate to Employee's position and suitable for the performance of Employee's duties as set forth in this Agreement.

      8. Nondisclosure of Proprietary and Confidential Information. Recognizing that the Employer is presently engaged, and may hereafter continue to be engaged in the research and development of processes, the manufacturing of products or performance of services, which involve experimental and inventive work and that the success of the Employer's business depends upon the protection of the processes, products and services by patent, copyright or by secrecy and that Employee has had, or during the course of his engagement may have, access to Proprietary and Confidential Information, as herein defined, of the Employer or other information and data of a secret or proprietary nature of the Employer which the Employer wishes to keep confidential and Employee has furnished, or during the course of his engagement may furnish, such information to the Employer, Employee agrees and acknowledges that:

           (a) The Employer has exclusive property rights to all Proprietary and Confidential Information and Employee hereby assigns all rights he might otherwise possess in any Proprietary and Confidential Information to the Employer. Except as required in the performance of his duties to the

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Tim Harrington ("Employee").
June 1999  Page 7


      Employer, Employee will not at any time during or after the term of his engagement, which term shall include any time in which Employee may be retained by the Employer as a consultant, directly or indirectly use, communicate, disclose or disseminate any Proprietary or Confidential Information of a secret, proprietary, confidential or generally undisclosed nature relating to the Employer, its products, customers, processes and services, including information relating to testing, research, development, manufacturing, marketing and selling.

           (b) All documents, records, notebooks, notes, memoranda and similar repositories of, or containing, Proprietary and Confidential Information or any other information of a secret, proprietary, confidential or generally undisclosed nature relating to the Employer or its operations and activities made or compiled by Employee at any time or made available to him prior to or during the term of his engagement by the Employer, including any and all copies thereof, shall be the property of the Employer, shall be held by him in trust solely for the benefit of the Employer, and shall be delivered to the Employer by him on the termination of his engagement or at any other time on the request of the Employer.

           (c) Employee will not assert any rights under any inventions, trademarks, copyrights, discoveries, concepts or ideas, or improvements thereof, or know-how related thereto, as having been made or acquired by him during the term of his engagement if based on or otherwise related to Proprietary or Confidential Information.

      9. Assignment Of Inventions.

           (a) All Inventions shall be the sole property of the Employer, and Employee agrees to perform the provisions of the Section 9 with respect thereto without the payment by the Employer of any royalty or any consideration therefor other than the regular compensation paid to Employee in the capacity of any employee or consultant.

           (b) Employee shall apply, at the Employer's request and expense,  for
      United  States  and  foreign  letters  patent  or  copyrights   either  in
      Employee's name or otherwise an the Employer shall desire.

           (c) Employee hereby assigns to the Employer all of his rights to such Inventions, and to applications for United States and/or foreign letters patent or copyrights and to United States and/or foreign letter patent or copyrights granted upon such Inventions.

           (d) Employee shall acknowledge and deliver promptly to the Employer, without charge to the Employer, but at its expense, such written instruments (including applications and assignments) and do such other

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Tim Harrington ("Employee").
June 1999  Page 8


      acts, such as giving testimony in support of Employee's inventorship, as may be necessary in the opinion of the Employer to obtain, maintain, extend, reissue and enforce United States and/or foreign letters patent and copyrights relation to the Inventions and to vest the entire right and title thereto in the Employer of its nominee. Employee acknowledges and agrees that any copyright developed or conceived of, by Employee during the term of his employment which is related to the Business of the Employer shall be a "work for hire" under the copyright law of the United States and other applicable jurisdictions.

           (e) Employee represents that his performance of all the terms of this Agreement and as an employee of or consultant to the Employer does not and will not breach any trust prior to his employment by the Employer. Employee agrees not to enter into any agreement either written or oral in conflict herewith and represents and agrees that he has not brought and will not bring with to the Employer or use in the performance of his responsibilities at the Employer any materials or documents of a former employer which are not generally available to the public, unless he has obtained written authorization from the former employer for their possession and use, a copy of which has been provided to the Employer.

           (f) No provisions of the Paragraph shall be deemed to limit the restrictions applicable to Employee under Section 8 and 9.

      10. Shop Rights.

      The Employer shall also have the royalty-free right to use in its business, and to make, use and sell products, processes and/or services derived from any inventions, discoveries, concepts and ideas, whether or not patentable, including but not limited to processes, methods, formulas and techniques, as well as improvements thereof or know-how related thereto, which are not within the scope of Inventions as defined herein but which are conceived of or made by Employee during the period he is engaged by the Employer or with the use or assistance of the Employer's facilities, materials or personnel.

      11. Non-Compete.

      Employee hereby agrees that during the term of this Agreement Employee will not:

           (a) Within any jurisdiction or marketing area in the United States in which the Employer or any subsidiary thereof is doing business, own, manage, operate, or control any business of the type and character engaged in and competitive with the Employer or any subsidiary thereof. For purposes of this paragraph, ownership of securities of not in excess of five percent (5%) of any class of securities of a public employer listed

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Tim Harrington ("Employee").
June 1999  Page 9


      on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System (NASDAQ) shall not be considered to be competition with the Employer or any subsidiary thereof;

           (b) Within any jurisdiction or marketing area in the United States in which the Employer or any subsidiary thereof is doing business, act as, or become employed as an officer, director, employee, consultant or agent of any business of the type and character engaged in and competitive with the Employer or any of its subsidiaries;

           (c) Solicit any similar business to that of the Employer's for, or sell any products that are in competition with the Employer's products to which is, as of the date hereof, a customer or client of the Employer or any of its subsidiaries, or was such a customer or client thereof within two years prior to the date of this Agreement; or

           (d) For up to six months following the termination of this Agreement, solicit the employment of, or hire, any full time employee employed by the Employer or its subsidiaries as of the date of termination of this Agreement.

      12. Termination. Employer may not terminate this Agreement during its term without Cause as defined herein. If this Agreement is terminated without Cause, Employee shall be entitled to the Termination Payments set forth in Section 14 hereof. Any termination by Employer of Employee of Employee's employment during the term hereof shall be communicated by written Notice of Termination to Employee, if such Notice of Termination is delivered by the Employer, and to the Employee, if such Notice of Termination is delivered by Employee, all in accordance with the following procedures:

           (a) The Notice of termination shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances alleged to provide a basis for termination;

           (b) Any Notice of Termination by the Employer shall be approved by a resolution duly adopted by a majority of the members of the Employer;

           (c) If Employee shall provide the president or chief executive officer with a Notice of Termination at least 30 days prior to leaving the employment of the Employer. Upon the end of the thirty days, all compensation provisions of this Agreement shall cease.

      13. Termination Upon Transfer of Business. Notwithstanding any provision this Agreement to the contrary, Employee may terminate this Agreement upon the happening of any of the following events: (a) the sale by Employer of substantially all of its assets to a single purchaser or to a group of

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Tim Harrington ("Employee").
June 1999  Page 10


associated purchasers; (b) the sale, exchange, or other disposition to a single entity or group of entities under common control in one transaction or series of related transactions of greater than 50% of the outstanding shares of Employer's common stock; (c) the decision by Employer to terminate its business and liquidate its assets; or (d) the merger or consolidation of Employer in a transaction in which the shareholders of the Employer immediately prior to such merger or consolidation receive less than 50% of the outstanding voting shares of the new or continuing corporation. In the event Employee does not elect to terminate this Agreement upon the happening of any of the events noted above, and as a result of such event, Employer is not the surviving entity, then the provisions of this Agreement shall inure to the benefit of and be binding upon the surviving or resulting entity. If as a result of the merger, consolidation, transfer of assets, or other event listed above, the duties of Employee are increased, then the compensation of Employee provided for in paragraph 5 of this Agreement shall be reasonably adjusted upward for the additional duties and responsibilities assumed.

      14. Termination Payments. In the event the Employee's employment is terminated by the Employer during the term hereof for reasons other than Cause, as defined herein, Employee shall be paid any sums owed under this Agreement, including but not limited to any salary, any deferred compensation, accrued benefits, bonuses and options, and for any potential actions for breach of this Agreement by Employer. Other than any payments set forth in this Section 14, Employment shall be entitled to no further compensation nor any other payments after termination. Employee shall receive no further payments if terminated for Cause other than Accrued Benefits.

      15. Death During Employment. If Employee dies during the term of this Agreement, Employer shall have no further obligations to pay Employee other than any Accrued Benefits.

      16. Illness or Incapacity. If Employee is unable to perform Employee's services by reason of illness or incapacity for a period of more than two (2) consecutive months, the compensation thereafter payable to Employee during the next two (2) consecutive months shall be 50% of the compensation provided for herein. During such period of illness or incapacity, Employee shall be entitles to receive incentive compensation if any. Notwithstanding the foregoing, if such illness or incapacity does not cease to exist within a four (4) consecutive month period, Employee shall not be entitled to receive any further compensation nor any payments for such illness or incapacity, and Employer may terminate this Agreement without further liability to Employee. Any existing options to purchase Employer's common stock held by Employee at the time termination shall be governed by the terms of the option and not affected by this provision. At the termination of such illness or incapacity, Employee shall be entitled to receive Employee's full compensation payable pursuant to the terms of this Agreement.

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Tim Harrington ("Employee").
June 1999  Page 11


      17. Nontransferability. Neither Employee, Employee's spouse, Employee's designated contingent beneficiary, nor their estates shall have any right to anticipate, encumber, or dispose of any payment due under this Agreement. Such payments and other rights are expressly declared nonassignable and nontransferable except as specifically provided herein.

      18. Indemnification. Employer shall indemnify Employee and hold Employee harmless from liability for acts or decisions made by Employee while performing services for Employer to the greatest extent permitted by applicable law. Employer shall use its best efforts to obtain coverage for Employee under any insurance policy now in force or hereafter obtained during the term of this Agreement insuring officers and directors of Employer against such liability.

      19. Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party.

      20. Entire Agreement. This Agreement is and shall be considered to be the only agreement or understanding between the parties hereto with respect to the employment of employee by employer. All negotiations, commitments, and understandings acceptable to both parties have been incorporated herein. No letter, telegram, or communication passing between the parties hereto covering any matter during this contract period, or any plans or periods thereafter, shall be deemed a part of this Agreement; nor shall it have the effect of modifying or adding to this Agreement unless it is distinctly stated in such letter, telegram, or communication that is to constitute a part of this Agreement and is attached as an amendment to this Agreement and is signed by the parties to this Agreement.

      21. Enforcement. Each of the parties to this Agreement shall be entitled to any remedies available in equity or by statute with respect to the breach of the terms of this Agreement by the other party. Employee hereby specifically acknowledges and agrees that a breach of the agreements, covenants and conditions of this Agreement will cause irreparable harm and damage to the Employer, that the remedy at law, for the breach or threatened breach of this Agreement will be adequate, and that, in addition to all other remedies available to the Employer for such breach or threatened breach (including, without limitation, the right to recover damages), the Company shall be entitled to injunctive relief for any breach or threatened breach of this Agreement.

      22. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada.

      23. Severability. If and to the extent that any court of competent jurisdiction holds any provision or any part thereof of this Agreement to be invalid or unenforceable, such holding shall in no way affect the validity of the remainder of this Agreement.

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Tim Harrington ("Employee").
June 1999  Page 12


      24. Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach hereof shall constitute a waiver of any such breach or of any covenant, agreement, term, or condition.

      25. Litigation Expenses. In the event that it shall be necessary or desirable for the Employee or Employer to retain legal counsel and/or incur other costs and expenses in connection with the enforcement of any or all of the provisions of this Agreement, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees, costs, and expenses incurred by the prevailing party in connection with the enforcement of this Agreement. Payment shall be made upon the conclusion of such action.

      26. Survivability. The provisions of Section 8, 9, 10, 11 and 12 shall survive termination of this Agreement.


           AGREED AND ENTERED INTO as of the date first above written.



EMPLOYER:                                 EMPLOYEE:
Reliant Interactive Media Corp.



By: /s/                                   By: /s/
----------------------------------        --------------------------------
      Duly Authorized Officer                   Tim Harrington

                              EMPLOYMENT AGREEMENT

This   Employment   Agreement  (the   "Agreement")  is  entered  into  effective
this        day of June,  1999, by and between Reliant  Interactive  Media Corp.
(the "Employer"), and Mel Arthur (the "Employee").

                                    PREMISES

           a)  Employee  possesses  expertise,   experience  and  skill  in  the
           development and marketing of products via electronic and other multi-media means.

           b) Employee has demonstrated the ability to run, manage and build a development stage business.

           c) Employer desires to employ Employee to serve as its Executive Vice President.

           d) Employee desires to perform all of such services as Employer's employee and both parties want to enter into a written agreement as to their understanding of the employment relationship.

                                    AGREEMENT

      For and in Consideration of the mutual covenants contained herein and of the mutual benefits to be derived hereunder, the parties agree as follows:

      1. Definitions. Whenever used in this Agreement, the following terms shall have the meanings set forth below:

           (a) "Accrued Benefits" shall mean the amount payable not later than ten (10) days following an applicable Termination Date and which shall be equal to the sum of the following amounts:

                (i)  All salary earned or accrued through the Termination Date;

                (ii) Reimbursement for any and all monies advanced in connection with Employee's employment for reasonable and necessary expenses incurred by Employee and approved by the Employer through the Termination Date; and

                (iii) All other payments and benefits to which Employee may be entitled under the terms of any benefit plan of the Employer.

           (b) "Board" shall mean the board of directors of the Employer.

           (c) "Cause" shall mean any of the following:

                (i) The engagement by Employee in fraudulent conduct, which has a significant adverse impact on the Employer in the conduct of the Employer's business;

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Mel Arthur ("Employee").
June 1999  Page 2


                (ii) Conviction of a felony involving a crime against the Employer, as evidenced by a binding and final judgment, order or decree of a court of competent jurisdiction.

                (iii) Gross negligence or refusal by Employee to perform his duties or responsibilities; or

           (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

           (e) "Confidential Information" means information (i) disclosed to or actually known by Employee as a consequence of or through his/her employment with the Employer, (ii) not generally known outside the Employer, and (iii) which relates to the Employer's business. Confidential Information includes, but is not limited to, information of a technical nature, such as methods and materials, trade secrets, inventions, processes, formulas, systems, computer programs, and studies, and information of a business nature such as project plans, market information, costs, customer lists, and so forth.

           (f) "Disability" shall mean a physical or mental condition whereby Employee is unable to perform on a full-time basis his customary duties under this Agreement.

           (g) "Developments" means all Inventions (defined hereafter), computer programs, copyright works, mask works, trademarks, Confidential Information, Works of Authorship (defined hereafter), and other Intellectual Property (defined hereafter), made, conceived or authored by Employee, alone or jointly with others, while employed by the Employer; whether or not during normal business hours or on the Employer's premises, that are within the present scope of the Employer's business at the time such Developments are made, conceived, or authored, or which result from or are suggested by any work Employee or others may do for or on behalf of the Employer.

           (h) "Employer" means Reliant Interactive Media Corp. and its subsidiaries, divisions and affiliates as well as majority owned companies of such subsidiaries, divisions and affiliates, or their successors or assigns.

           (i) "Invention" means discoveries, concepts, and ideas, whether or not patentable or copyrightable, including but not limited to improvements, know-how, data, processes, methods, formulae, and techniques, as well as improvements thereof, or know-how related thereto, concerning any present or prospective activities of the Employer which Employee makes, discovers or conceives (whether or not during the hours of his engagement of with the use of the Employer's facilities, materials or

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Mel Arthur ("Employee").
June 1999  Page 3


      personnel), either solely or jointly with others during his engagement by the Employer or any affiliate and, if based on or related or Proprietary Information, at any time after termination of such engagement.

           (j) "Intellectual Property" means Inventions, Confidential Information, Works of Authorship, patent rights, trademark rights, service mark rights, copyrights, know-how, Developments and rights of like nature arising or subsisting anywhere in the world, in relation to all of the foregoing, whether registered or unregistered.

           (k)  "Notice  of  Termination"  shall mean the  notice  described  in
      Section 13 hereof.

           (l) "Person" shall mean any individual, partnership, joint venture, association, trust, corporation or other entity, other than an employee benefit plan of the Employer of an entity organized, appointed of established pursuant to the terms of any such benefit plan.

           (m)  "Proprietary  Information"  shall  mean  any  and  all  methods, inventions, improvements or discoveries, whether or not patentable or copyrightable, and any other information of a similar nature related to the business of the Employer disclosed to the Employee or otherwise made known to him as a consequence of or through his engagement by the Employer (including information originated by Employee) in any technological area previously developed by the Employer or developed, engaged in, or researched, by the Employer during the term of Employee's engagement, including, but not limited to, trade secrets, processes, products, formulae, apparatus, techniques, know-how, marketing plans, data, improvements, strategies, forecasts, customer lists, and technical requirements of customers, unless such information is in the public domain to such an extent as to be readily available to competitors.

           (n) "Termination  Date" shall mean,  except as otherwise  provided in
      Section 12 hereof.

                (i)   Employee's date of death;

                (ii)  Thirty  (30) days  after  the  delivery  of the  Notice of
           Termination if Employee's employment on account of Disability pursuant to Section 16 hereof, unless Employee returns on a full-time basis to the performance of his duties prior to the expiration of such period;

                (iii) Thirty (30) days after the delivery of the Notice of Termination if Employee's employment is terminated by Employee voluntarily; and

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Mel Arthur ("Employee").
June 1999  Page 4


                (iv) Thirty (30) days after the delivery of the Notice of Termination if Employee's employment is terminated by the Employer for any reason other than death or Disability.

           (o) "Termination Payment" shall mean the payment described in Section 14 hereof.

           (p) "Works of Authorship" means an expression fixed in a tangible medium of expression regardless of the need for a machine to make the expression manifest, and includes but is not limited to, writings, reports, drawings, sculptures, illustrations, video recordings, audio recordings, computer programs, and charts.

      2. Employment. Employer hereby employs Employee to perform those duties generally described in this Agreement, and Employee hereby accepts and agrees to such employment on the terms and conditions hereinafter set forth.

      3. Term.  Subject to the terms and conditions of this Agreement,  the term
of this Agreement shall commence retroactively from                ,  and end on
                .

      4. Duties. During the term of this Agreement, Employee shall be employed by Employer as its Executive Vice President. In addition to the office of Executive Vice President, Employee agrees to serve in such other office or position with Employer or any subsidiary of Employer and as such shall, from time to time, be determined by Employer's Board. Employee agrees to serve as a member of the Employer's Board. Employee shall devote substantially all of his working time and efforts to the business of Employer and its subsidiaries and shall not during the term of this Agreement be engaged in any other substantial business activities which will significantly interfere or conflict with the reasonable performance of his duties hereunder.

      5. Compensation.

           (a) Salary. For all services rendered by Employee, Employer shall pay to Employee a base salary of equal to 1/2 of 1% of "Adjusted Gross Revenues" as defined in section 5(b), with a maximum paid of $10,000.00 per month, in bi-monthly installments. Employee shall also be due a base salary from the time of the inception of employment by Employer of the Employee to the date of this Agreement equal to the rate of compensation as defined for the first year of this Agreement. If Employer's financial constraints so dictate, Employee agrees to defer a portion of the salary contained in this Section. This deferred base salary along with any deferred base salary earned prior to the date of this Agreement shall be paid to Employee at such time or times as financial constraints so

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Mel Arthur ("Employee").
June 1999  Page 5


      dictate. However, Employee shall be paid an advance draw against his salary of $3,500.00 per month. All salary payments shall be subject to withholding and other applicable taxes. The rate of salary may be increased at any time, as the Board may determine, based on earnings, increased activities of the Employer, or such other factors as the Board may deem appropriate from time to time. Employee shall receive bonus or incentive compensation as approved by the Board.

           (b) "GROSS" and  "ADJUSTED  GROSS  REVENUES"  are defined as follows:
      "GROSS REVENUES" shall mean all income of Employer from all sources exclusive of sales taxes, use taxes, value added taxes, and any other taxes imposed upon sales of products. "ADJUSTED GROSS REVENUES" shall mean Employer's Gross Revenues from sales of the products, less all of the following:

           (i) refunds, credits or other allowances on account of return or rejection of goods or otherwise granted in the ordinary course of business, as actually incurred and as reserved for ("Returns");

           (ii) uncollectible accounts due to credit card charge backs, bad checks or other reasons of uncollectability, as actually incurred and as reserved for ("Uncollectibles"); and

           (iii) sales made at or below Reliant's cost of goods for purposes of liquidation or closeout ("Liquidation Sales").

           (c) Insurance Benefits. Employer shall provide health and medical insurance for Employee in a form and program to be chosen by Employer for certain of its full-time employees. Employer shall provide Employee with directors and officers liability insurance in the amount of $2,000,000 and life disability insurance in amounts approved by the Board.

           (d) Other Benefits. Employee shall be entitled to participate in any retirement, pension, profit-sharing, or other plan as may be put in effect from time to time by the Board, including the following:

           (i) Qualified Stock Option Plan. Pursuant to a Qualified Stock Option Plan authorized by the Board and approved by the Shareholders of Employer, Employee shall have the option to purchase up to 5,000 shares of Employer's stock in six months at $2.50 per share, in 12 months at $4.00 per share, in eighteen months at $6.00 per share and in twenty-four months at $7.50 per share;

           (ii) Revenue Performance Bonuses. Employee shall be issued 100,000 shares of Employer's stock for each $10,000,000 in gross revenues (in accordance with SEC Reg SX accounting rules) received by Employer

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Mel Arthur ("Employee").
June 1999  Page 6


           with a maximum of 1,000,000 shares to be issued; provided that no more than 1/6 of this stock can be vested in any six month period; and

           (iii) Stock Performance Options. Employee shall have the option to purchase stock of Employer at $7.50 per share as follows: up to 12,500 shares if the public trading price close at a minimum of $15 per share for five consecutive days; up to an additional 12,500 shares should the public trading price close at a minimum of $20 per share for five consecutive days; and up to an additional 15,000 shares if the public trading price should close at a minimum of $25 for five consecutive days.

           (e). Automobile / Transportation. Emploer shall pay for Employee's monthly automobile payment, not to exceed $500 per month, including applicable insurance.

      6. Expenses. Employer will reimburse Employee for expenses incurred in connection with Employer's business, including expenses for travel, lodging, meals, beverages, entertainment, and other items of Employee's periodic presentation of an account of such expenses.

      7. Working Facilities. Employer shall provide to Employee offices and facilities appropriate to Employee's position and suitable for the performance of Employee's duties as set forth in this Agreement.

      8. Nondisclosure of Proprietary and Confidential Information. Recognizing that the Employer is presently engaged, and may hereafter continue to be engaged in the research and development of processes, the manufacturing of products or performance of services, which involve experimental and inventive work and that the success of the Employer's business depends upon the protection of the processes, products and services by patent, copyright or by secrecy and that Employee has had, or during the course of his engagement may have, access to Proprietary and Confidential Information, as herein defined, of the Employer or other information and data of a secret or proprietary nature of the Employer which the Employer wishes to keep confidential and Employee has furnished, or during the course of his engagement may furnish, such information to the Employer, Employee agrees and acknowledges that:

           (a) The Employer has exclusive property rights to all Proprietary and Confidential Information and Employee hereby assigns all rights he might otherwise possess in any Proprietary and Confidential Information to the Employer. Except as required in the performance of his duties to the Employer, Employee will not at any time during or after the term of his engagement, which term shall include any time in which Employee may be retained by the Employer as a consultant, directly or indirectly use,

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Mel Arthur ("Employee").
June 1999  Page 7


      communicate, disclose or disseminate any Proprietary or Confidential Information of a secret, proprietary, confidential or generally undisclosed nature relating to the Employer, its products, customers, processes and services, including information relating to testing, research, development, manufacturing, marketing and selling.

           (b) All documents, records, notebooks, notes, memoranda and similar repositories of, or containing, Proprietary and Confidential Information or any other information of a secret, proprietary, confidential or generally undisclosed nature relating to the Employer or its operations and activities made or compiled by Employee at any time or made available to him prior to or during the term of his engagement by the Employer, including any and all copies thereof, shall be the property of the Employer, shall be held by him in trust solely for the benefit of the Employer, and shall be delivered to the Employer by him on the termination of his engagement or at any other time on the request of the Employer.

           (c) Employee will not assert any rights under any inventions, trademarks, copyrights, discoveries, concepts or ideas, or improvements thereof, or know-how related thereto, as having been made or acquired by him during the term of his engagement if based on or otherwise related to Proprietary or Confidential Information.

      9. Assignment Of Inventions.

           (a) All Inventions shall be the sole property of the Employer, and Employee agrees to perform the provisions of the Section 9 with respect thereto without the payment by the Employer of any royalty or any consideration therefor other than the regular compensation paid to Employee in the capacity of any employee or consultant.

           (b) Employee shall apply, at the Employer's request and expense,  for
      United  States  and  foreign  letters  patent  or  copyrights   either  in
      Employee's name or otherwise an the Employer shall desire.

           (c) Employee hereby assigns to the Employer all of his rights to such Inventions, and to applications for United States and/or foreign letters patent or copyrights and to United States and/or foreign letter patent or copyrights granted upon such Inventions.

           (d) Employee shall acknowledge and deliver promptly to the Employer, without charge to the Employer, but at its expense, such written instruments (including applications and assignments) and do such other acts, such as giving testimony in support of Employee's inventorship, as may be necessary in the opinion of the Employer to obtain, maintain, extend, reissue and enforce United States and/or foreign letters patent and copyrights relation to the

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Mel Arthur ("Employee").
June 1999  Page 8


      Inventions and to vest the entire right and title thereto in the Employer of its nominee. Employee acknowledges and agrees that any copyright developed or conceived of, by Employee during the term of his employment which is related to the Business of the Employer shall be a "work for hire" under the copyright law of the United States and other applicable jurisdictions.

           (e) Employee represents that his performance of all the terms of this Agreement and as an employee of or consultant to the Employer does not and will not breach any trust prior to his employment by the Employer. Employee agrees not to enter into any agreement either written or oral in conflict herewith and represents and agrees that he has not brought and will not bring with to the Employer or use in the performance of his responsibilities at the Employer any materials or documents of a former employer which are not generally available to the public, unless he has obtained written authorization from the former employer for their possession and use, a copy of which has been provided to the Employer.

           (f) No provisions of the Paragraph shall be deemed to limit the restrictions applicable to Employee under Section 8 and 9.

      10. Shop Rights.

      The Employer shall also have the royalty-free right to use in its business, and to make, use and sell products, processes and/or services derived from any inventions, discoveries, concepts and ideas, whether or not patentable, including but not limited to processes, methods, formulas and techniques, as well as improvements thereof or know-how related thereto, which are not within the scope of Inventions as defined herein but which are conceived of or made by Employee during the period he is engaged by the Employer or with the use or assistance of the Employer's facilities, materials or personnel.

      11. Non-Compete.

      Employee hereby agrees that during the term of this Agreement Employee will not:

           (a) Within any jurisdiction or marketing area in the United States in which the Employer or any subsidiary thereof is doing business, own, manage, operate, or control any business of the type and character engaged in and competitive with the Employer or any subsidiary thereof. For purposes of this paragraph, ownership of securities of not in excess of five percent (5%) of any class of securities of a public employer listed on a national securities exchange or on the National Association of Securities Dealers Automated Quotation System (NASDAQ) shall not be considered to be competition with the Employer or any subsidiary thereof;

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Mel Arthur ("Employee").
June 1999  Page 9


           (b) Within any jurisdiction or marketing area in the United States in which the Employer or any subsidiary thereof is doing business, act as, or become employed as an officer, director, employee, consultant or agent of any business of the type and character engaged in and competitive with the Employer or any of its subsidiaries;

           (c) Solicit any similar business to that of the Employer's for, or sell any products that are in competition with the Employer's products to which is, as of the date hereof, a customer or client of the Employer or any of its subsidiaries, or was such a customer or client thereof within two years prior to the date of this Agreement; or

           (d) For up to six months following the termination of this Agreement, solicit the employment of, or hire, any full time employee employed by the Employer or its subsidiaries as of the date of termination of this Agreement.

      12. Termination. Employer may not terminate this Agreement during its term without Cause as defined herein. If this Agreement is terminated without Cause, Employee shall be entitled to the Termination Payments set forth in Section 14 hereof. Any termination by Employer of Employee of Employee's employment during the term hereof shall be communicated by written Notice of Termination to Employee, if such Notice of Termination is delivered by the Employer, and to the Employee, if such Notice of Termination is delivered by Employee, all in accordance with the following procedures:

           (a) The Notice of termination shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances alleged to provide a basis for termination;

           (b) Any Notice of Termination by the Employer shall be approved by a resolution duly adopted by a majority of the members of the Employer;

           (c) If Employee shall provide the president or chief executive officer with a Notice of Termination at least 30 days prior to leaving the employment of the Employer. Upon the end of the thirty days, all compensation provisions of this Agreement shall cease.

      13. Termination Upon Transfer of Business. Notwithstanding any provision this Agreement to the contrary, Employee may terminate this Agreement upon the happening of any of the following events: (a) the sale by Employer of substantially all of its assets to a single purchaser or to a group of associated purchasers; (b) the sale, exchange, or other disposition to a single entity or group of entities under common control in one transaction or series of related transactions of greater than 50% of the outstanding shares of Employer's common stock; (c) the decision by Employer to terminate its business and

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Mel Arthur ("Employee").
June 1999  Page 10


liquidate its assets; or (d) the merger or consolidation of Employer in a transaction in which the shareholders of the Employer immediately prior to such merger or consolidation receive less than 50% of the outstanding voting shares of the new or continuing corporation. In the event Employee does not elect to terminate this Agreement upon the happening of any of the events noted above, and as a result of such event, Employer is not the surviving entity, then the provisions of this Agreement shall inure to the benefit of and be binding upon the surviving or resulting entity. If as a result of the merger, consolidation, transfer of assets, or other event listed above, the duties of Employee are increased, then the compensation of Employee provided for in paragraph 5 of this Agreement shall be reasonably adjusted upward for the additional duties and responsibilities assumed.

      14. Termination Payments. In the event the Employee's employment is terminated by the Employer during the term hereof for reasons other than Cause, as defined herein, Employee shall be paid any sums owed under this Agreement, including but not limited to any salary, any deferred compensation, accrued benefits, bonuses and options, and for any potential actions for breach of this Agreement by Employer. Other than any payments set forth in this Section 14, Employment shall be entitled to no further compensation nor any other payments after termination. Employee shall receive no further payments if terminated for Cause other than Accrued Benefits.

      15. Death During Employment. If Employee dies during the term of this Agreement, Employer shall have no further obligations to pay Employee other than any Accrued Benefits.

      16. Illness or Incapacity. If Employee is unable to perform Employee's services by reason of illness or incapacity for a period of more than two (2) consecutive months, the compensation thereafter payable to Employee during the next two (2) consecutive months shall be 50% of the compensation provided for herein. During such period of illness or incapacity, Employee shall be entitles to receive incentive compensation if any. Notwithstanding the foregoing, if such illness or incapacity does not cease to exist within a four (4) consecutive month period, Employee shall not be entitled to receive any further compensation nor any payments for such illness or incapacity, and Employer may terminate this Agreement without further liability to Employee. Any existing options to purchase Employer's common stock held by Employee at the time termination shall be governed by the terms of the option and not affected by this provision. At the termination of such illness or incapacity, Employee shall be entitled to receive Employee's full compensation payable pursuant to the terms of this Agreement.

      17. Nontransferability. Neither Employee, Employee's spouse, Employee's designated contingent beneficiary, nor their estates shall have any right to anticipate, encumber, or dispose of any payment due under this Agreement. Such

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Mel Arthur ("Employee").
June 1999  Page 11


payments   and  other   rights  are   expressly   declared   nonassignable   and
nontransferable except as specifically provided herein.

      18. Indemnification. Employer shall indemnify Employee and hold Employee harmless from liability for acts or decisions made by Employee while performing services for Employer to the greatest extent permitted by applicable law. Employer shall use its best efforts to obtain coverage for Employee under any insurance policy now in force or hereafter obtained during the term of this Agreement insuring officers and directors of Employer against such liability.

      19. Assignment. This Agreement may not be assigned by either party without the prior written consent of the other party.

      20. Entire Agreement. This Agreement is and shall be considered to be the only agreement or understanding between the parties hereto with respect to the employment of employee by employer. All negotiations, commitments, and understandings acceptable to both parties have been incorporated herein. No letter, telegram, or communication passing between the parties hereto covering any matter during this contract period, or any plans or periods thereafter, shall be deemed a part of this Agreement; nor shall it have the effect of modifying or adding to this Agreement unless it is distinctly stated in such letter, telegram, or communication that is to constitute a part of this Agreement and is attached as an amendment to this Agreement and is signed by the parties to this Agreement.

      21. Enforcement. Each of the parties to this Agreement shall be entitled to any remedies available in equity or by statute with respect to the breach of the terms of this Agreement by the other party. Employee hereby specifically acknowledges and agrees that a breach of the agreements, covenants and conditions of this Agreement will cause irreparable harm and damage to the Employer, that the remedy at law, for the breach or threatened breach of this Agreement will be adequate, and that, in addition to all other remedies available to the Employer for such breach or threatened breach (including, without limitation, the right to recover damages), the Company shall be entitled to injunctive relief for any breach or threatened breach of this Agreement.

      22. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada.

      23. Severability. If and to the extent that any court of competent jurisdiction holds any provision or any part thereof of this Agreement to be invalid or unenforceable, such holding shall in no way affect the validity of the remainder of this Agreement.

      24. Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise

EMPLOYMENT AGREEMENT
Reliant Interactive Media Corp. ("Employer") and Mel Arthur ("Employee").
June 1999  Page 12

any right or remedy consequent upon a breach hereof shall constitute a waiver of any such breach or of any covenant, agreement, term, or condition.

      25. Litigation Expenses. In the event that it shall be necessary or desirable for the Employee or Employer to retain legal counsel and/or incur other costs and expenses in connection with the enforcement of any or all of the provisions of this Agreement, the prevailing party shall be entitled to recover from the other party reasonable attorneys' fees, costs, and expenses incurred by the prevailing party in connection with the enforcement of this Agreement. Payment shall be made upon the conclusion of such action.

      26. Survivability. The provisions of Section 8, 9, 10, 11 and 12 shall survive termination of this Agreement.


           AGREED AND ENTERED INTO as of the date first above written.



EMPLOYER:                                  EMPLOYEE:
Reliant Interactive Media Corp.



By: /s/                                    By: \s\
    -----------------------------              -------------------------------
      Duly Authorized Officer                    Mel Arthur